Semiannual Report April 30, 1998

                             O P P E N H E I M E R

                                Quest Small Cap
                                   Value Fund




                             [photo of calculator]




                                 [4-hands logo]
                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

 Report highlights
--------------------------------------------------------------------------------


Contents

 3   President's Letter

 4   Fund Performance

 6   An Interview
     with the Fund's
     Manager

10   Statement of
     Investments

14   Statement of
     Assets and
     Liabilities

16   Statement of
     Operations

17   Statements of
     Changes in
     Net Assets

18   Financial Highlights

21   Notes to Financial
     Statements

26   Officers and
     Trustees

28   Information and
     Services

[bullet] We found values in the small-cap stock market, which is trading at historically inexpensive levels relative to large companies.

[bullet] The Fund is well-positioned to take advantage of small-cap stocks' return to more normal valuations.

Cumulative Total Returns
For the 6-Month Period
Ended 4/30/98

Class A

   Without        With
   Sales Chg.(1)  Sales Chg.(2)

   8.78%          2.52%


Class B

   Without        With
   Sales Chg.(1)  Sales Chg.(2)

   8.48%          3.53%


Class C

   Without        With
   Sales Chg.(1)  Sales Chg.(2)

   8.54%          7.55%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. This performance is not annualized.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.


2    Oppenheimer Quest Small Cap Value Fund

 Dear shareholder,
--------------------------------------------------------------------------------


[PHOTO OF BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer Quest
Small Cap Value Fund



As we move further into 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese Yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

      At OppenheimerFunds, we are pleased to help our fund shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth cannot last forever. Because no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

      We believe that one of the leading risks facing investors today is that stock valuations are at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years. Stock prices could continue trading near current levels until earnings "catch up," or there could be a market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater long-term gains.

      We are also examining the potential economic effects of the "millennium problem" that may render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem has required companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

      For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

      We encourage you to meet with your financial advisor to discuss how a possible market correction or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,

/S/ Bridget A. Macaskill

Bridget A. Macaskill
May 21, 1998

3    Oppenheimer Quest Small Cap Value Fund

 Performance update
--------------------------------------------------------------------------------

   Avg Annual Total Returns
For the Periods Ended 3/31/98(1)

Class A
                           Since
   1 year      5 year      Inception
   29.35%      13.60%      14.65%


Class B
                           Since
   1 year      5 year      Inception
   31.56%      N/A         14.49%


Class C
                           Since
   1 year      5 year      Inception
   35.56%      N/A         14.76%


Cumulative Total Return
For the Period Ended 3/31/98(1)

Class A
   5 year
   89.22%      $18,922(3)



Oppenheimer Quest Small Cap Value Fund Class A shares provided a cumulative total return, without sales charges, of 8.78% for the six-month period ended April 30, 1998.(2) During the period investors have shown a preference for well established companies with track records of consistent growth in the financial markets, and small cap stock prices have suffered as a result.

Growth of $10,000
Over five years
(without sales charges)(3)

[mountain chart]
               Oppenheimer Quest
               Small Cap Value Fund
               Class A shares           Russell 2000 Index
3/31/93        10000                    10000
               10163                    10218
               10637                    11111
               10982                    11403
               10659                    11100
               10199                    10668
               10896                    11408
               10949                    11195
               10565                    11711
               11442                    12809
               12130                    14074
               12309                    14379
               12870                    15113
               13338                    15869
               13661                    15923
               14684                    16751
               14627                    15885
               17050                    18460
               18698                    21207
               18255                    20497
3/31/98        20076                    22559


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/3/89. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


4    Oppenheimer Quest Small Cap Value Fund

 Portfolio review
--------------------------------------------------------------------------------

Sector Weightings(4)

[pie chart]
Equities            87.6%
Cash Equivalents    12.4


Oppenheimer Quest Small Cap Value Fund is for investors aggressively seeking capital appreciation from small company stocks.


What We Look For
[bullet] Good businesses with growing free cash flow.
[bullet] Management motivated to work for shareholders.
[bullet] Securities that can be purchased at a reasonable price.
[bullet] High return on capital vs. high growth.




Top 10 Stock Holdings(4)

 ........................................................................
Wang Laboratories, Inc.        3.5%     United Wisconsin
                                        Services, Inc.           2.5%
 ........................................................................
RenaissanceRe Holdings Ltd.    3.0      BISYS Group, Inc.
                                        (The)                    2.5
 ........................................................................
Flowserve Corp.                3.0      Magellan Health
                                        Services, Inc.           2.5
 ........................................................................
Schulman (A.), Inc.            2.8      KCS Energy, Inc.         2.3
 ........................................................................
Cabot Oil & Gas Corp., Cl. A   2.5      Lydall, Inc.             2.2
 ........................................................................

Top 5 Industries(4)

 ...............................
Insurance             15.2%
 ...............................
Manufacturing         10.3
 ...............................
Autos & Housing        6.3
 ...............................
Industrial Services    5.1
 ...............................
Chemicals              4.4
 ...............................


3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The Fund's investments are not limited to securities in the Russell 2000 Index, which cannot be purchased directly by investors. The Russell 2000 Index is a capitalization-weighted index of 2000 U.S. issuers with market values ranging from $25 million to $1 billion.

4. Portfolio is subject to change. Percentages are as of April 30, 1998, and are based on total market value of investments.


5    Oppenheimer Quest Small Cap Value Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the period?

We are pleased with the Fund's performance in this somewhat volatile market. More specifically, Oppenheimer Quest Small Cap Value Fund's Class A shares provided a cumulative total return, without sales charges, of 8.78% for the six-month period ended April 30, 1998.(1)


Overall, how has the small-capitalization stock market fared over the past six months?

The return generated by small-cap stocks continued to lag large-capitalization stocks, as it has for the past four years. We attribute this relative underperformance of small-cap stocks to investors' preference for well-established companies with track records of consistent growth in the financial markets. The past four years have been contrary to longer-term historical averages, in which small-cap stocks have tended to outperform their larger counterparts.

How did the financial crisis in Asia affect the Fund?

The Fund had only a handful of holdings with direct exposure to Asian markets during and after the financial crisis that began last summer. However, the Fund was indirectly affected when sharp declines in the Hong Kong and other Asian stock markets sent shock waves throughout the world. In the third-quarter of 1997, U.S. small-capitalization stocks were rallying strongly, and it appeared that a sustained upturn had begun. The Asian crisis dampened that rally, even though most U.S. small companies derive their revenues from domestic sources, not from the emerging markets. Although U.S. small-cap stocks have rebounded nicely since last October, they have not participated in the broad stock market's advance.


[callout]
---------------------
"The Fund was
indirectly affected
when sharp declines
in the Asian stock
markets sent
shock waves
throughout the
world."


6    Oppenheimer Quest Small Cap Value Fund

[photo of Portfolio Management Team]
Portfolio Management Team (l to r)
Timothy McCormack
Timothy Curro(2)
Gavin Albert



Did the Fund's composition change significantly over the past six months?

No, it did not. It's important to understand that, unlike some stock funds, we don't allocate assets to achieve a predetermined balance among industries or market sectors. Instead, we take a "bottom-up" approach in which we look at individual companies one by one. We buy stocks that we believe meet our stringent criteria for growth and value, regardless of their industry affiliations.

        However, our bottom-up approach sometimes inadvertently leads to a concentration of assets in specific industries. Over the past six months, the Fund has had significant holdings in the technology industry. Our investments in this market sector have focused on service-oriented companies with predictable streams of income. For example, Wang Laboratories, the Fund's largest single stock position, derives its revenues from computer and network maintenance contracts for other corporations. These contracts provide a steadier stream of revenue than hardware sales once did.

        Insurance companies also comprised a significant part of the portfolio during the reporting period. These stocks have performed well individually, despite the challenging fundamentals which faced the insurance industry during the period.



1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. As of May 18, 1998, Timothy Curro is no longer a member of this portfolio management team.


7    Oppenheimer Quest Small Cap Value Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

What individual stocks contributed most to the Fund's performance over the past six months?

We've already discussed Wang Laboratories, which has completed a remarkable transformation from a bankrupt computer hardware supplier to a profitable provider of computer and network services for corporations.

        In addition, Delphi Financial, an insurance company, has performed very well in a difficult pricing environment. They've succeeded in part because their management team acquired a few smaller, relatively inefficient insurance companies. Delphi rationalized these companies' investment portfolios and positioned the firm as one of the most efficient companies in the disability and workman's compensation insurance markets.

        In addition, E. W. Blanch, a reinsurance broker, benefited from new sources of steady income. Revenue from fees replaced traditional brokerage-generated income, which tends to be more volatile.

About 12% of the Fund's assets are in cash as of April 30. Why?

We've reduced our holdings of certain stocks that have reached their target prices. By selling stocks that we no longer consider compelling values, we believe we are reducing the valuation risk in the portfolio.

        As value managers, we take our risk management responsibilities very seriously. That's why we've adopted a somewhat defensive position for the Fund. We've attempted to structure the portfolio so that it can participate in most of the gains in rising markets, but avoid some of the volatility in declining markets. In our view, this prudent approach to investing should serve our shareholders well in the long term.

[callout]
----------------------
"We buy those
stocks that
we believe
meet our
stringent criteria
for growth
and value,
regardless of
their industry
affiliations."


8    Oppenheimer Quest Small Cap Value Fund

Did any stocks disappoint you over the past six months?

Happily, few of our holdings fit this category. However, Magellan Health represents one investment that has not yet met our expectations. Magellan is the country's largest provider of mental health managed care. The company has sold or closed about half of its facilities, and it has an agreement to sell the rest. The company is redeploying that capital into large, specialty managed care companies that offer higher returns on capital. Temporary problems related to this transition have hampered Magellan Health's stock price, but we remain optimistic about the company as a whole. In fact, we believe that this is the best kind of "disappointment" to have in the portfolio because we expect to be rewarded handsomely for our patience when Magellan Health resolves its problems and completes its transition to a more efficient company.

What is your outlook for small-cap stocks over the foreseeable future?

We are optimistic because small-cap stocks are trading at a substantial discount to their historical relationship with large-cap stocks. Historically, valuations of small-cap stocks have been about 25% higher than valuations of large companies. As of April 30, that premium was only about 2%, which represents a five-year low. That means small-cap stocks have plenty of room to catch up to their large-cap counterparts. We believe that our value-oriented, bottom-up approach to investing will serve our shareholders well as small-cap stocks move closer to their historical valuations.


[callout]
--------------------
"We've cut back
on ownership
of certain stocks
as they've
reached their
target prices."


9    Oppenheimer Quest Small Cap Value Fund

Statement of Investments April 30, 1998 (Unaudited)


                                                          Market Value
                                              Shares      See Note 1
---------------------------------------------------------------------
Common Stocks--87.4%
---------------------------------------------------------------------
Basic Materials--5.0%
---------------------------------------------------------------------
Chemicals--4.4%
M. A. Hanna Co.                              124,900      $ 2,864,894
---------------------------------------------------------------------
McWhorter Technologies, Inc.(1)              121,300        3,153,800
---------------------------------------------------------------------
Schulman (A.), Inc.                          469,700       10,509,537
                                                          -----------
                                                           16,528,231
---------------------------------------------------------------------
Paper--0.6%
Rock-Tenn Co., Cl. A                         137,500        2,191,406
---------------------------------------------------------------------
Consumer Cyclicals--12.4%
---------------------------------------------------------------------
Autos & Housing--6.3%
Borg-Warner Automotive, Inc.                  72,200        4,489,937
---------------------------------------------------------------------
Champion Enterprises, Inc.(1)                217,100        5,400,362
---------------------------------------------------------------------
Dollar Thrifty Automotive Group, Inc.(1)     223,500        4,218,562
---------------------------------------------------------------------
Harman International Industries, Inc.        116,100        4,992,300
---------------------------------------------------------------------
Security Capital Group, Inc., Cl. B(1)       155,150        4,693,287
                                                          -----------
                                                           23,794,448
---------------------------------------------------------------------
Media--2.9%
Bowne & Co., Inc.                            114,100        4,713,756
---------------------------------------------------------------------
Hollinger International, Inc.                402,000        6,231,000
                                                          -----------
                                                           10,944,756
---------------------------------------------------------------------
Retail: General--3.2%
Guilford Mills, Inc.                         198,800        5,616,100
---------------------------------------------------------------------
WestPoint Stevens, Inc.(1)                   195,600        6,552,600
                                                          -----------
                                                           12,168,700
---------------------------------------------------------------------
Consumer Non-Cyclicals--8.7%
---------------------------------------------------------------------
Food--2.2%
Agribrands International, Inc.(1)             74,200        2,824,237
---------------------------------------------------------------------
Triarc Cos.(1)                               214,600        5,539,362
                                                          -----------
                                                            8,363,599
---------------------------------------------------------------------
Healthcare/Drugs--2.2%
Dentsply International, Inc.                 107,800        3,543,925
---------------------------------------------------------------------
Trigon Healthcare, Inc.(1)                   160,600        4,878,225
                                                          -----------
                                                            8,422,150


10   Oppenheimer Quest Small Cap Value Fund

                                                           Market Value
                                               Shares      See Note 1
----------------------------------------------------------------------
Healthcare/Supplies & Services--4.3%
CorVel Corp.(1)                               136,800      $ 4,873,500
----------------------------------------------------------------------
Magellan Health Services, Inc.(1)             334,500        9,282,375
----------------------------------------------------------------------
Vital Signs, Inc.                             116,300        2,166,087
                                                           -----------
                                                            16,321,962
----------------------------------------------------------------------
Energy--5.4%
----------------------------------------------------------------------
Energy Services & Producers--2.0%
Basin Exploration, Inc.(1)                    167,200        3,323,100
----------------------------------------------------------------------
Newfield Exploration Co.(1)                    53,600        1,299,800
----------------------------------------------------------------------
St. Mary Land & Exploration Co.                88,900        2,844,800
                                                           -----------
                                                             7,467,700
----------------------------------------------------------------------
Oil-Integrated--3.4%
KCS Energy, Inc.                              570,500        8,842,750
----------------------------------------------------------------------
Nuevo Energy Co.(1)                           114,000        4,061,250
                                                           -----------
                                                            12,904,000
----------------------------------------------------------------------
Financial--16.1%
----------------------------------------------------------------------
Diversified Financial--0.9%
BA Merchant Services, Inc., A Shares(1)       221,200        3,318,000
----------------------------------------------------------------------
Insurance--15.2%
Annuity & Life RE Holdings Ltd.(1)             75,000        1,790,625
----------------------------------------------------------------------
Chartwell Re Corp.                            114,200        3,518,787
----------------------------------------------------------------------
CNA Surety Corp.(1)                           276,900        4,638,075
----------------------------------------------------------------------
Delphi Financial Group, Inc., Cl. A(1)        138,750        7,908,784
----------------------------------------------------------------------
E.W. Blanch Holdings, Inc.                    190,200        6,657,000
----------------------------------------------------------------------
Enhance Financial Services Group, Inc.         53,500        3,671,437
----------------------------------------------------------------------
Gryphon Holdings, Inc.(1)                      64,700        1,152,469
----------------------------------------------------------------------
Horace Mann Educators Corp.                    99,700        3,427,187
----------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                   238,300       11,378,825
----------------------------------------------------------------------
Terra Nova (Bermuda) Holdings Ltd., Cl. A     131,100        4,014,938
----------------------------------------------------------------------
United Wisconsin Services, Inc.               304,800        9,467,850
                                                           -----------
                                                            57,625,977
----------------------------------------------------------------------
Industrial--19.1%
----------------------------------------------------------------------
Electrical Equipment-- 2.4%
AMETEK, Inc.                                  140,100        4,264,294
----------------------------------------------------------------------
Oak Industries, Inc.(1)                        81,600        2,963,100
----------------------------------------------------------------------
Woodhead Industries, Inc.                     108,300        2,030,625
                                                           -----------
                                                             9,258,019

11   Oppenheimer Quest Small Cap Value Fund

                                                        Market Value
                                            Shares      See Note 1
-------------------------------------------------------------------
Industrial Materials--1.3%
AEP Industries, Inc.(1)                     47,300      $ 1,631,850
-------------------------------------------------------------------
Interpool, Inc.                            213,900        3,382,294
                                                        -----------
                                                          5,014,144
-------------------------------------------------------------------
Industrial Services--5.1%
GP Strategies Corp.(1)                     265,300        4,244,800
-------------------------------------------------------------------
Lydall, Inc.(1)                            442,400        8,212,050
-------------------------------------------------------------------
National Data Corp.                        141,900        5,791,294
-------------------------------------------------------------------
Nonnell Corp.                               55,100        1,160,544
                                                        -----------
                                                         19,408,688
-------------------------------------------------------------------
Manufacturing--10.3%
Baldwin Technology Co., Inc., Cl. A(1)     677,200        3,978,550
-------------------------------------------------------------------
Butler Manufacturing Co.                     2,500           93,281
-------------------------------------------------------------------
EASCO, Inc.                                165,400        2,439,650
-------------------------------------------------------------------
Flowserve Corp.                            376,300       11,241,963
-------------------------------------------------------------------
OmniQuip International, Inc.               225,700        5,275,738
-------------------------------------------------------------------
Paxar Corp.(1)                             410,200        6,076,088
-------------------------------------------------------------------
Roper Industries, Inc.                     209,800        6,503,800
-------------------------------------------------------------------
Watts Industries, Inc., Cl. A              136,200        3,490,125
                                                        -----------
                                                         39,099,195
-------------------------------------------------------------------
Technology--18.2%
-------------------------------------------------------------------
Aerospace/Defense --4.0%
Kaydon Corp.                               156,300        6,847,894
-------------------------------------------------------------------
Tracor, Inc.(1)                             37,900        1,489,944
-------------------------------------------------------------------
Watkins-Johnson Co.                        249,200        6,930,875
                                                        -----------
                                                         15,268,713
-------------------------------------------------------------------
Computer Hardware--4.1%
Auspex Systems, Inc.(1)                    332,800        2,412,800
-------------------------------------------------------------------
Wang Laboratories, Inc.(1)                 490,200       13,235,400
                                                        -----------
                                                         15,648,200
-------------------------------------------------------------------
Computer Software/Services--3.5%
BancTec, Inc.(1)                           168,000        3,664,500
-------------------------------------------------------------------
BISYS Group, Inc. (The)(1)                 239,200        9,448,400
                                                        -----------
                                                         13,112,900



12   Oppenheimer Quest Small Cap Value Fund

                                                       Market Value
                                           Shares      See Note 1
----------------------------------------------------------------
Electronics--3.0%
Belden, Inc.                               73,400   $  3,041,513
----------------------------------------------------------------
CTS Corp.                                  24,600        908,663
----------------------------------------------------------------
Exar Corp.(1)                             217,100      5,454,638
----------------------------------------------------------------
Pioneer-Standard Electronics, Inc.        146,200      1,836,638
                                                    ------------
                                                      11,241,452
----------------------------------------------------------------
Telecommunications-Technology--3.6%
General Semiconductor, Inc.(1)            336,000      4,599,000
----------------------------------------------------------------
TCA Cable TV, Inc.                        102,500      6,329,375
----------------------------------------------------------------
Volt Information Sciences, Inc.(1)         87,300      2,902,725
                                                    ------------
                                                      13,831,100
----------------------------------------------------------------
Utilities--2.5%
----------------------------------------------------------------
Gas Utilities--2.5%
Cabot Oil & Gas Corp., Cl. A              409,800      9,604,688
                                                    ------------
Total Common Stocks (Cost $273,194,889)              331,538,028


                                                        Face
                                                        Amount
------------------------------------------------------------------------------------
Short-Term Notes--12.3%(2)
------------------------------------------------------------------------------------
American Express Credit Corp., 5.50%, 5/8/98-5/20/98     $  6,257,000      6,241,672
------------------------------------------------------------------------------------
Associates Corp. of North America, 5.50%, 6/17/98           4,117,000      4,087,438
------------------------------------------------------------------------------------
BMW US Capital Corp., 5.52%, 6/11/98                       13,074,000     12,991,808
------------------------------------------------------------------------------------
Ford Motor Credit Co., 5.47%, 6/1/98                        3,666,000      3,648,732
------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.51%, 5/18/98               623,000        620,049
------------------------------------------------------------------------------------
IBM Credit Corp., 5.48%, 5/4/98                               949,000        948,566
------------------------------------------------------------------------------------
John Deere Capital Corp., 5.49%, 5/20/98                   13,580,000     13,540,652
------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
5.51%, 5/29/98                                              1,145,000      1,140,093
5.53%, 6/25/98                                              3,632,000      3,601,315
                                                                        ------------
Total Short-Term Notes (Cost $46,820,325)                                 46,820,325
------------------------------------------------------------------------------------
Total Investments, at Value (Cost $320,015,214)                  99.7%   378,358,353
------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                   0.3      1,195,003
                                                         ------------   ------------
Net Assets                                                      100.0%  $379,553,356
                                                         ============   ============

1. Non-income producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

13   Oppenheimer Quest Small Cap Value Fund

Statement of Assets and Liabilities April 30, 1998 (Unaudited)


-------------------------------------------------------------------------------------
Assets
Investments, at value (cost $320,015,214)--see accompanying statement    $378,358,353
-------------------------------------------------------------------------------------
Cash                                                                           17,087
-------------------------------------------------------------------------------------
Receivables:
Investments sold                                                            2,188,044
Shares of beneficial interest sold                                          1,986,805
Interest and dividends                                                        195,776
-------------------------------------------------------------------------------------
Other                                                                          45,474
                                                                         ------------
Total assets                                                              382,791,539
-------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                      1,613,155
Investments purchased                                                       1,442,244
Distribution and service plan fees                                             77,862
Transfer agent and accounting services fees                                    26,608
Other                                                                          78,314
                                                                         ------------
Total liabilities                                                           3,238,183
-------------------------------------------------------------------------------------
Net Assets                                                               $379,553,356
                                                                         ============
-------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial interest                               $    173,058
-------------------------------------------------------------------------------------
Additional paid-in capital                                                311,487,801
-------------------------------------------------------------------------------------
Accumulated net investment loss                                              (981,826)
-------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                   10,531,184
-------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                         58,343,139
                                                                         ------------
Net assets                                                               $379,553,356
                                                                         ============



14   Oppenheimer Quest Small Cap Value Fund

-------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $234,309,509 and 10,583,144 shares of beneficial interest outstanding)     $ 22.14
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                   $ 23.49
-------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $112,256,285 and 5,193,825 shares of beneficial interest outstanding)      $ 21.61
-------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $32,987,562 and 1,528,855 shares of beneficial interest outstanding)       $ 21.58

See accompanying Notes to Financial Statements.

15   Oppenheimer Quest Small Cap Value Fund

Statement of Operations For the Six Months Ended April 30, 1998 (Unaudited)



---------------------------------------------------------------------------------
Investment Income
Interest                                                              $ 1,115,206
---------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,544)                  1,046,702
                                                                      -----------
Total income                                                            2,161,908
---------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                                 1,625,743
---------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                   508,990
Class B                                                                   466,385
Class C                                                                   141,372
---------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4                       256,266
---------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                    36,623
Class B                                                                    17,439
Class C                                                                     5,126
---------------------------------------------------------------------------------
Shareholder reports                                                        37,292
---------------------------------------------------------------------------------
Trustees' fees and expenses                                                13,287
---------------------------------------------------------------------------------
Legal and auditing fees                                                    12,118
---------------------------------------------------------------------------------
Custodian fees and expenses                                                10,185
---------------------------------------------------------------------------------
Other                                                                      12,908
                                                                      -----------
Total expenses                                                          3,143,734
---------------------------------------------------------------------------------
Net Investment Loss                                                      (981,826)
---------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain on investments                                       10,705,845
---------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments   18,732,296
                                                                      -----------
Net realized and unrealized gain                                       29,438,141
---------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  $28,456,315
                                                                      ===========

See accompanying Notes to Financial Statements.

16   Oppenheimer Quest Small Cap Value Fund

Statements of Changes in Net Assets


                                                                Six Months Ended   Year Ended
                                                                April 30, 1998     October 31,
                                                                (Unaudited)        1997
-------------------------------------------------------------------------------------------------
Operations
Net investment loss                                               $    (981,826)    $    (949,721)
-------------------------------------------------------------------------------------------------
Net realized gain                                                    10,705,845        26,283,370
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                18,732,296        26,186,257
                                                                  -------------     -------------
Net increase in net assets resulting from operations                 28,456,315        51,519,906
-------------------------------------------------------------------------------------------------
Distributions to Shareholders
Distributions from net realized gain:
Class A                                                             (15,921,537)      (12,867,588)
Class B                                                              (7,220,048)       (4,078,752)
Class C                                                              (2,252,551)       (1,743,582)
-------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                              50,328,573        56,911,663
Class B                                                              31,640,908        41,289,209
Class C                                                               8,282,337         8,515,292
-------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                       93,313,997       139,546,148
-------------------------------------------------------------------------------------------------
Beginning of period                                                 286,239,359       146,693,211
                                                                  -------------     -------------
End of period (including accumulated net investment
loss of $981,826 for the six months ended 4/30/98)                $ 379,553,356     $ 286,239,359
                                                                  =============     =============

See accompanying Notes to Financial Statements.

17   Oppenheimer Quest Small Cap Value Fund

Financial Highlights


                                         Class A
                                         -------------------------------------------------------------------
                                         Six Months
                                         Ended
                                         April 30,
                                         1998                        Year Ended October 31,
                                         (Unaudited)          1997              1996(2)        1995
------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of
period                                         $22.26         $19.03              $17.31          $16.33
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.05)          (.07)                .03             .11(3)
Net realized and unrealized gain                 1.79           5.66                2.79            1.29
                                               ------         ------              ------          ------
Total income (loss) from
investment operations                            1.74           5.59                2.82            1.40
------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                             --             --                (.11)             --
Distributions from net realized gain            (1.86)         (2.36)               (.99)           (.42)
                                               ------         ------              ------          ------
Total dividends and distributions
to shareholders                                 (1.86)         (2.36)              (1.10)           (.42)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $22.14         $22.26              $19.03          $17.31
                                               ======         ======              ======          ======
------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)              8.78%         32.72%              17.17%           8.82%
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                               $234,310       $181,973            $102,746        $116,307
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $205,578       $131,503            $117,765        $119,440
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                    (0.42)%(5)     (0.32)%              0.11%           0.67%
Expenses                                         1.74%(5)       1.78%               1.90%           1.80%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       23.8%          82.1%               70.4%           76.0%
Average brokerage commission
rate(7)                                       $0.0558        $0.0550             $0.0515              --

1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.



18   Oppenheimer Quest Small Cap Value Fund

1994              1993
------------------------------
  $17.68            $14.60
------------------------------
    (.03)(3)          (.04)(3)
     .01              4.26
  ------            ------

    (.02)             4.22
------------------------------
      --                --
   (1.33)            (1.14)
  ------            ------
   (1.33)            (1.14)
------------------------------
  $16.33            $17.68
  ======            ======
------------------------------
    0.04%            30.21%
------------------------------
$120,102          $104,898
------------------------------
$115,276          $ 75,500
------------------------------
   (0.14)%           (0.36)%
    1.88%             1.89%
------------------------------
    67.0%             74.0%

      --                --

Class B
------------------------------------------------------------------------------------------------
Six Months
Ended
April 30,
1998                                           Year Ended October 31,
(Unaudited)        1997            1996(2)         1995             1994             1993(1)
------------------------------------------------------------------------------------------------
  $21.83            $18.79          $17.11          $16.24           $17.66          $17.19
------------------------------------------------------------------------------------------------
    (.06)             (.05)           (.06)            .02(3)          (.11)(3)        (.02)(3)
    1.70              5.45            2.76            1.27              .02             .49
  ------            ------          ------          ------           ------          ------

    1.64              5.40            2.70            1.29             (.09)            .47
------------------------------------------------------------------------------------------------
      --                --            (.03)             --               --              --
   (1.86)            (2.36)           (.99)           (.42)           (1.33)             --
  ------            ------          ------          ------           ------          ------
   (1.86)            (2.36)          (1.02)           (.42)            (133)             --
------------------------------------------------------------------------------------------------
  $21.61            $21.83          $18.79          $17.11           $16.24          $17.66
  ======            ======          ======          ======           ======          ======
------------------------------------------------------------------------------------------------
    8.48%            32.05%          16.57%           8.17%           (0.39)%          2.73%
------------------------------------------------------------------------------------------------
$112,256           $79,754         $30,766         $23,440          $16,144          $1,754
------------------------------------------------------------------------------------------------
$ 94,231           $47,462         $26,478         $20,105          $ 9,401          $  934
------------------------------------------------------------------------------------------------
   (0.92)%(5)        (0.80)%         (0.37)%          0.09%           (0.70)%         (1.15)%(5)
    2.24%(5)          2.27%           2.38%          2.37%             2.48%           2.57%(5)
------------------------------------------------------------------------------------------------
    23.8%             82.1%           70.4%           76.0%            67.0%           74.0%

 $0.0558           $0.0550         $0.0515              --               --             --

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.



19   Oppenheimer Quest Small Cap Value Fund

                                       Class C
                                       ---------------------------------------------
                                       Six Months
                                       Ended
                                       April 30,
                                       1998                Year Ended October 31,
                                       (Unaudited)        1997            1996(2)
------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning
of period                               $21.79             $18.76          $17.11
------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)              (.05)              (.08)           (.05)
Net realized and unrealized gain          1.70               5.47            2.75
                                        ------             ------          ------
Total income (loss) from
investment operations                     1.65               5.39            2.70
------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                      --                 --            (.06)
Distributions from net realized gain     (1.86)             (2.36)           (.99)
                                        ------             ------          ------
Total dividends and
distributions to shareholders            (1.86)             (2.36)          (1.05)
------------------------------------------------------------------------------------
Net asset value, end of period          $21.58             $21.79          $18.76
                                        ======             ======          ======
------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)       8.54%             32.05%          16.55%
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                         $32,988            $24,512         $13,181
------------------------------------------------------------------------------------
Average net assets (in thousands)      $28,556            $17,401         $11,501
------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)             (0.92)%(5)         (0.81)%         (0.40)%
Expenses                                  2.24%(5)           2.28%           2.40%
------------------------------------------------------------------------------------
Portfolio turnover rate(6)                23.8%              82.1%           70.4%
Average brokerage
commission rate(7)                     $0.0558            $0.0550         $0.0515



                                       Class C
                                       ---------------------------------------------
                                                      Year Ended October 31,
                                       1995             1994             1993(1)
------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning
of period                               $16.23           $17.67          $17.19
------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)               .01(3)          (.13)(3)        (.02)(3)
Net realized and unrealized gain          1.29              .02             .50
                                        ------           ------          ------
Total income (loss) from
investment operations                     1.30             (.11)            .48
------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                      --               --              --
Distributions from net realized gain      (.42)           (1.33)             --
                                        ------           ------          ------
Total dividends and
distributions to shareholders             (.42)           (1.33)             --
------------------------------------------------------------------------------------
Net asset value, end of period          $17.11           $16.23          $17.67
                                        ======           ======          ======
------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)       8.24%           (0.51)%          2.79%
------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                          $9,068           $3,344            $235
------------------------------------------------------------------------------------
Average net assets (in thousands)       $6,114           $1,381            $138
------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)              0.08%           (0.81)%         (1.20)%(5)
Expenses                                  2.38%            2.59%           2.57%(5)
------------------------------------------------------------------------------------
Portfolio turnover rate(6)                76.0%            67.0%           74.0%
Average brokerage
commission rate(7)                          --               --              --

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $123,482,189 and $69,107,673, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


20   Oppenheimer Quest Small Cap Value Fund

Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Quest Small Cap Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund seeks its investment objective through investments in a diversified portfolio which under normal conditions will have at least 65% of its total assets invested in equity securities of companies with market capitalizations under $1 billion. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager) and the Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


21   Oppenheimer Quest Small Cap Value Fund

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


22   Oppenheimer Quest Small Cap Value Fund

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:



                         Six Months Ended April 30, 1998    Year Ended October 31, 1997
                         -------------------------------    ------------------------------
                                Shares       Amount            Shares          Amount
------------------------------------------------------------------------------------------
Class A:
Sold                           2,815,558     $ 60,212,468       4,335,222     $ 89,701,871
Distributions reinvested         768,682       15,266,026         702,966       12,330,011
Redeemed                      (1,175,888)     (25,149,921)     (2,262,183)     (45,120,219)
                              ----------    -------------      ----------    -------------
Net increase                   2,408,352     $ 50,328,573       2,776,005     $ 56,911,663
                              ==========    =============      ==========    =============
------------------------------------------------------------------------------------------
Class B:
Sold                           1,629,701     $ 34,083,165       2,332,167     $ 48,062,468
Distributions reinvested         356,031        6,914,130         224,295        3,875,823
Redeemed                        (445,953)      (9,356,387)       (539,908)     (10,649,082)
                              ----------    -------------      ----------    -------------
Net increase                   1,539,779     $ 31,640,908       2,016,554     $ 41,289,209
                              ==========    =============      ==========    =============
------------------------------------------------------------------------------------------
Class C:
Sold                             529,899     $ 11,075,081         824,415     $ 16,750,151
Distributions reinvested         109,265        2,118,648          98,870        1,705,500
Redeemed                        (235,084)      (4,911,392)       (501,181)      (9,940,359)
                              ----------    -------------      ----------    -------------
Net increase                     404,080     $  8,282,337         422,104     $  8,515,292
                              ==========    =============      ==========    =============

-------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments

At April 30, 1998, net unrealized appreciation on investments of $58,343,139 was composed of gross appreciation of $65,325,727, and gross depreciation of $6,982,588.


23   Oppenheimer Quest Small Cap Value Fund

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million and 0.85% of average annual net assets over $800 million. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

              The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1998, the Manager paid $563,052 to the Sub-Advisor.

              For the six months ended April 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $656,905, of which $170,403 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $985,236 and $79,845, respectively, of which $80,767 and $1,313, respectively, was paid to an affiliated broker/dealer. During the six months ended April 30, 1998, OFDI received contingent deferred sales charges of $99,322 and $6,936, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1998, the Fund paid OFS $214,602. Effective May 1, 1998, the Board of Trustees approved an increase in the annual maintenance fee from $14.85 to $18.00 for each shareholder account.

              The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the six months ended April 30, 1998, OFDI paid $10,749 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.


24   Oppenheimer Quest Small Cap Value Fund

--------------------------------------------------------------------------------
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for it's services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1998, OFDI retained $403,196 and $79,311, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At April 30, 1998, OFDI had incurred excess distribution and servicing costs of $1,893,050 for Class B and $212,288 for Class C.

-------------------------------------------------------------------------------
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

             The Fund had no borrowings outstanding during the six months ended April 30, 1998.


25   Oppenheimer Quest Small Cap Value Fund

Oppenheimer Quest Small Cap Value Fund

A series of Oppenheimer Quest for Value Funds


-------------------------------------------------------------------------------
Officers and Trustees   Bridget A. Macaskill, Chairman of the Board of Trustees
                         and President
                        Paul Y. Clinton, Trustee
                        Thomas W. Courtney, Trustee
                        Lacy B. Herrmann, Trustee
                        George Loft, Trustee
                        Robert C. Doll, Jr., Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

-------------------------------------------------------------------------------
Investment Advisor      OppenheimerFunds, Inc.

-------------------------------------------------------------------------------
Sub-Advisor             OpCap Advisors

-------------------------------------------------------------------------------
Distributor             OppenheimerFunds Distributor, Inc.

-------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
-------------------------------------------------------------------------------
Custodian of Portfolio  State Street Bank and Trust Company
Securities
-------------------------------------------------------------------------------
Independent Accountants Price Waterhouse LLP

-------------------------------------------------------------------------------
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein


                        The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants.
                        This is a copy of a report to shareholders of Oppenheimer Quest Small Cap Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Small Cap Value Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


26   Oppenheimer Quest Small Cap Value Fund

OppenheimerFunds Family


-----------------------------------------------------------------------------------------
Real Asset Funds
-----------------------------------------------------------------------------------------
Real Asset Fund              Gold & Special Minerals Fund
-----------------------------------------------------------------------------------------
Global Stock Funds
-----------------------------------------------------------------------------------------
Developing Markets Fund      International Growth Fund      Quest Global Value Fund
International Small          Global Fund                    Global Growth & Income Fund
 Company Fund
-----------------------------------------------------------------------------------------
Stock Funds
-----------------------------------------------------------------------------------------
Enterprise Fund              MidCap Fund                    Growth Fund
Discovery Fund               Capital Appreciation Fund      Disciplined Value Fund
Quest Small Cap Value Fund   Quest Capital Value Fund       Quest Value Fund
-----------------------------------------------------------------------------------------
Stock & Bond Funds
-----------------------------------------------------------------------------------------
Main Street Income &         Total Return Fund              Disciplined Allocation Fund
 Growth Fund                 Quest Balanced                 Multiple Strategies Fund
Quest Opportunity             Value Fund1                   Convertible Securities Fund(2)
 Value Fund                  Equity Income Fund
-----------------------------------------------------------------------------------------
Taxable Bond Funds
-----------------------------------------------------------------------------------------
International Bond Fund      Champion Income Fund           U.S. Government Trust
World Bond Fund              Strategic Income Fund          Limited-Term Government Fund
High Yield Fund              Bond Fund
-----------------------------------------------------------------------------------------
Municipal Bond Funds
-----------------------------------------------------------------------------------------
California Municipal Fund(3) Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)    Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3) Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)   Intermediate Municipal Fund     Municipal Fund
-----------------------------------------------------------------------------------------
Money Market Funds(4)
-----------------------------------------------------------------------------------------
Money Market Fund            Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


27   Oppenheimer Quest Small Cap Value Fund

 Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account
information. Online
transactions now available

www.oppenheimerfunds.com




General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048



Account Transactions
Mon-Fri 8:30am-8pm ET

1-800-852-8457



PhoneLink
24-hr automated information
and automated transactions

1-800-533-3310



Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461



OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

1-800-835-3104






RS0251.001.0498     June 29, 1998

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.



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